Exhibit 10.1
PINNACLE FINANCIAL PARTNERS, INC.
NAMED EXECUTIVE OFFICERS
2019 PERFORMANCE UNIT AWARD AGREEMENT

THIS PERFORMANCE UNIT AWARD AGREEMENT (the "Agreement") is by and between Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), and ___________ (the "Grantee"). Capitalized terms used but not defined in this Agreement shall have the meaning ascribed to such terms in the Pinnacle Financial Partners, Inc. 2018 Omnibus Equity Incentive Plan, (the "Plan").

Section 1. Performance Unit Award.

(a) Grant of Performance Units. The Company hereby grants to the Grantee, subject to the terms and conditions set forth in this Agreement and in the Plan, ____ Performance Units (the “Target Amount of Performance Units”) (subject to adjustment under Section 4.2 of the Plan) which may be earned by the Grantee in the event that (i) the Company’s Return on Average Tangible Assets (as defined in Exhibit A) for each of the fiscal years ended December 31, 2019, December 31, 2020 and December 31, 2021 (each such fiscal year a “Performance Period” and collectively, the “Performance Periods”) is equal to or greater than those levels set forth in the Performance Measures attached hereto as Exhibit A and (ii) the Grantee remains employed by the Company, or a Subsidiary or Affiliate thereof, through the one year anniversary of the last day of the applicable Performance Period (the “Required Employment Period”); provided that to the extent that the Grantee vests in greater or less than one hundred percent (100%) of the Target Amount of Performance Units (as provided for in this Section 1(a) and Exhibit A), additional or fewer, as applicable, Performance Units than the Target Amount of Performance Units will be issued to the Grantee hereunder. For purposes of clarity and for the avoidance of doubt, the actual number of Performance Units earned by the Grantee pursuant to this Agreement may be a higher or lower number of Performance Units than the Target Amount of Performance Units. Subject to adjustment under Section 4.2 of the Plan and as provided for in Section 3 of this Agreement, the maximum number of Performance Units that the Grantee may earn under this Agreement shall be ___ (the “Maximum Amount of Performance Units”). Subject to, and in accordance with, the terms of Section 1(b) of this Agreement, the Company shall issue to the Grantee one share of the Company's common stock, $1.00 par value per share (the "Common Stock"), for each Performance Unit that is earned by the Grantee pursuant to the terms of this Agreement. The Compensation Committee shall determine whether the Company’s Return on Average Tangible Assets exceeds the applicable levels of the Performance Measures set forth on Exhibit A with respect to a Performance Period.

(b) Settlement of Performance Units. The Performance Units earned pursuant to Section 1(a) shall not be settled in shares of the Company’s Common Stock pursuant to Section 1(a) unless the ratio of Pinnacle Bank’s nonperforming assets to its loans plus other real estate owned as described on Exhibit A (the “NPA Ratio”) is equal to or less than ___% as of December 31, 2023. Subject to the Compensation Committee’s determination that Pinnacle Bank’s NPA Ratio as of December 31, 2023 was equal to or less than ___%, on a date selected by the Company as soon as practicable after filing the Company’s Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) or such other regulatory body or agency as such Annual Report shall be required to be filed, but in no event later than March 15, 2024 or the date by which such Annual Report would have been required to be filed with the SEC or such other regulatory body or agency on a timely basis if the Company was at such time still required to file such reports, the Company shall issue, or cause the Company’s stock transfer agent to issue, in the name of the

Grantee, a stock certificate or book entry notation representing the number of shares of the Company’s Common Stock into which the Performance Units (and any additional Performance Units issued pursuant to Section 3 of this Agreement, if any) are to be settled in accordance with Section 1(a) of this Agreement and the Performance Measures attached hereto as Exhibit A. Until shares of the Company’s Common Stock are delivered to the Grantee in settlement of the Performance Units (and any additional Performance Units issued pursuant to Section 3 of this Agreement, if any), the Grantee shall have none of the rights of a stockholder of the Company with respect to such shares of the Company’s Common Stock issuable in settlement of the Performance Units (and any additional Performance Units, issued pursuant to Section 3 of this Agreement, if any), including the right to vote such shares. The Grantee’s rights with respect to distributions or dividends declared or paid on the Company’s Common Stock prior to the issuance of the shares of the Company’s Common Stock in accordance with this Section 1(b) are set forth in Section 3 of this Agreement.

Section 2. Calculation of NPA Ratio. In the event that the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company) determines that an event has occurred during the fiscal year ended December 31, 2023 which is outside the ordinary course and has impacted Pinnacle Bank’s NPA Ratio for such fiscal year, the Compensation Committee shall have the right, in its sole and absolute discretion, to increase or decrease the NPA Ratio to reflect such event for purposes of determining whether shares of the Company’s Common Stock shall be issuable in settlement of the Performance Units earned for a Performance Period.

Section 3. Dividend Equivalents and Dividends.

(a) Crediting of Dividend Equivalents on Performance Units. Subject to this Section 3, dividend equivalents shall be credited on the Grantee’s Performance Units (other than Performance Units that, at the relevant record date, previously have been settled in shares of the Company’s Common Stock or forfeited) as follows:

(i) Cash Dividends. If the Company declares and pays a dividend or distribution on shares of the Company’s Common Stock in the form of cash, then the Grantee shall be credited with an amount equal to (A) the amount of such dividend on each outstanding share of Common Stock, multiplied by (B) the Maximum Amount of Performance Units that may still vest under this Agreement as of the record date for such dividend or distribution.

(ii) Non-Share Dividends. If the Company declares and pays a dividend or distribution on shares of the Company’s Common Stock in the form of property other than shares, then a number of additional Performance Units shall be credited to the Grantee as of the payment date for such dividend or distribution equal to (A) the Maximum Amount of Performance Units that may still vest under this Agreement as of the record date for such dividend or distribution multiplied by (B) the fair market value (as determined by the Compensation Committee) of such property actually paid as a dividend or distribution on each outstanding share of Common Stock at such payment date, divided by (C) the Fair Market Value of a share of the Company’s Common Stock at such payment date.

(iii) Common Stock Dividends and Splits. If the Company declares and pays a dividend or distribution on shares of the Company’s Common Stock in the form of additional shares of Common Stock, or there occurs a forward split of the Company’s Common Stock, then a number of additional Performance Units shall be credited to the Grantee as of the payment date for such dividend or distribution or forward split equal to (A) the Maximum Amount of Performance Units that may still vest under this Agreement as of the record date for such dividend or distribution, multiplied by (B)

the number of additional shares actually paid as a dividend or distribution or issued in such split in respect of each outstanding share of Common Stock.

(b) Adjustment of Dividend Equivalents on Performance Units. If any Performance Unit granted under this Agreement is not earned (or is otherwise forfeited) for any reason, including as a result of (i) the failure of the Company to achieve Return on Average Tangible Assets for any Performance Period at or above any minimum or threshold level required pursuant to the Performance Measures attached hereto as Exhibit A; (ii) the failure of Pinnacle Bank’s NPA Ratio as of December 31, 2023 to be equal to or less than ___%; (iii) the Grantee’s employment with the Company, or any Subsidiary or Affiliate thereof, terminating prior to the one-year anniversary of the last day of an applicable Performance Period; or (iv) the extent to which the Maximum Amount of Performance Units are not earned, any dividend or distribution previously credited with respect to such Performance Unit, whether in the form of cash, property or additional Performance Units, shall be forfeited on the date on which the underlying Performance Units are forfeited.

(c) Payment of Dividend Equivalents on Performance Units. Any cash credited to the Grantee under Section 3(a)(i) of this Agreement prior to the vesting of the Performance Units on which such cash is credited shall be accrued (without interest and earnings) rather than paid to the Grantee when such dividend or distribution is paid. At the time a Performance Unit is settled into shares of the Company’s Common Stock pursuant to Section 1(b) of this Agreement, the Company shall pay to the Grantee any amounts accrued in respect of dividends or distributions on those Performance Units that are so settled. Any additional Performance Units credited to the Grantee pursuant to Section 3(a)(ii) or (iii) of this Agreement shall vest and, thereafter be settled in a like number of shares of the Company’s Common Stock, only if (i) and to the extent the Performance Measures applicable to the Performance Units on which such additional Performance Units were payable are achieved; (ii) Pinnacle Bank’s NPA Ratio as of December 31, 2023 is equal to or lower than ___%; and (iii) the Grantee’s employment with the Company, or an Subsidiary or Affiliate thereof, did not terminate prior to the one-year anniversary of the last day of the Performance Period applicable to such Performance Units.

Section 4. Termination/Change of Status.

(a) Termination Other Than for Death, Disability or Retirement. In the event that the Grantee's employment by the Company (or any Subsidiary or Affiliate of the Company) terminates for any reason, other than death, Disability or Retirement, all Performance Units for which the Performance Measures set forth in Exhibit A have not been achieved and for which the Grantee has not been employed for the Required Employment Period, in each case, as of the date the Grantee’s employment terminates (but not shares of the Company’s Common Stock that may be issuable in settlement of Performance Units that have been earned pursuant to Section 1(a) as of such date) shall be immediately forfeited and the Grantee shall have no further rights with respect to such Performance Units or shares of the Company’s Common Stock that may have been issuable in settlement of such forfeited Performance Units. The Grantee, however, shall remain entitled to receive shares of the Company’s Common Stock issuable in settlement of Performance Units for which the Performance Measures set forth on Exhibit A and the Required Employment Period had been achieved as of the date the Grantee’s employment terminates, but only if Pinnacle Bank’s NPA Ratio as of December 31, 2023 is equal to or less than ___%. Any shares of the Company’s Common Stock issuable pursuant to this Section 4(a) shall be issued in accordance with the terms of Section 1(b) of this Agreement.

(b) Termination for Death or Disability. In the event that the Grantee’s employment terminates by reason of death or Disability the forfeiture restrictions on those Performance Units earned by the Grantee for any Performance Period ended prior to the date that the Grantee’s employment terminates by reason of death or Disability shall lapse, without regard to whether the Grantee shall have completed the applicable Required Employment Period, and the Grantee or in the case of the Grantee’s death, his or her estate or heirs, shall be entitled to receive a like number of shares of the Company’s Common Stock, without regard to whether Pinnacle Bank’s NPA Ratio as of December 31, 2023 will be equal to or less than ___%. Such shares shall be issued to the Grantee, or in the case of the Grantee’s death, his or her estate or heirs, on a date selected by the Company but in no event later than the seventy-fifth (75th) day following the date of the Grantee’s termination of employment on account of death or Disability. In addition, as of the date the Grantee’s employment terminates on account of death or Disability, as applicable, the forfeiture restrictions shall lapse on that number of Performance Units granted under this Agreement for which the Performance Period was not completed as of such date as the Compensation Committee may determine, based on the Company’s actual performance in respect of the Performance Measures related to the Performance Units for the period from the date of this Agreement through the date the Grantee’s employment terminates on account of death or Disability, as applicable, as would be expected to lapse for those Performance Periods that are not yet completed, or if such number of Performance Units is not then determinable, in the Target Amount of Performance Units, and the Grantee, or in the case of the Grantee’s death, his or her estate or heirs, shall be entitled to receive a like number of shares of the Company’s Common Stock, without regard to whether Pinnacle Bank’s NPA Ratio as of December 31, 2023 will be equal to or less than ___%. Any shares of the Company’s Common Stock issued pursuant to the immediately preceding sentence shall be issued on a date selected by the Company but in no event later than the seventy-fifth (75th) day following the date the Grantee’s employment terminates on account of death or Disability.

(c) Termination for Retirement. In the event that the Grantee’s employment by the Company (or any Subsidiary or Affiliate of the Company) terminates by reason of Retirement, the time-based forfeiture restrictions on those Performance Units earned by the Grantee for any Performance Period ended prior to the date of the Grantee’s Retirement shall lapse, without regard to whether the Grantee shall have completed the applicable Required Employment Period, and, subject to Pinnacle Bank’s NPA Ratio as of December 31, 2023 being equal to or less than ___%, the Grantee shall be entitled to receive in settlement of such Performance Units a like number of shares of the Company’s Common Stock in accordance with the timing and other provisions of Section 1(b) of this Agreement. In addition, in the event that the Grantee’s employment by the Company (or any Subsidiary or Affiliate thereof) terminates by reason of Retirement, a pro rata portion of the Performance Units that would have vested for the Performance Period in which the Grantee’s Retirement occurred but for the fact that the Grantee was not employed for the entire Performance Period shall be eligible to vest, without regard to whether the Grantee shall have completed the applicable Required Employment Period, and the Grantee shall be eligible to vest in that number of Performance Units as shall equal the product of (i) the number of Performance Units granted under this Agreement for the Performance Period in which the Grantee’s employment terminates by reason of Retirement that would have vested based on the Company’s actual performance for the Performance Period and (ii) the quotient, expressed as a percentage, resulting from dividing (A) the number of days that have lapsed as of the Grantee’s date of Retirement from the first day of the applicable Performance Period and (B) 365, and, subject to Pinnacle Bank’s NPA Ratio as of December 31, 2023 being equal to or less than ___%, the Grantee shall be entitled to receive in settlement of such Performance Units a like number of shares of the Company’s Common Stock in accordance with the timing and other provisions of Section 1(b) of this Agreement. In the event that the Grantee dies following the termination of his employment for Retirement but before shares of the Company’s Common Stock are issued to the Grantee in accordance with this Section 4(c) and Section 1(b) of this Agreement, all such shares shall, on a date selected by the Company that is not later than the seventy-fifth (75th) day after the Grantee’s death, be issued to the Grantee without regard to whether Pinnacle Bank’s NPA Ratio as of December 31, 2023 will be equal to or less than ___%.

Section 5. No Transfer or Pledge of Units. The Performance Units issued hereunder may not be assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of.

Section 6. Withholding of Taxes. Upon the issuance of shares of the Company’s Common Stock (and any cash or other property paid with respect thereto) pursuant to Section 1(b), the Company shall cancel such number of shares of the Company’s Common Stock (or withhold cash or other property) having an aggregate Fair Market Value, on the date of such withholding, in an amount required to satisfy the Company’s applicable withholding obligations or withholding taxes as set forth by Internal Revenue Service guidelines at a rate not to exceed the maximum statutory rate applicable to withholding with respect to the Grantee (the “Withholding Taxes”). The Company shall deduct from any payment of cash (whether or not related to the Award including, without limitation, salary payments) to the Grantee an amount as shall be reasonably required to satisfy the required Withholding Taxes with respect to the Grantee pertaining to cash payments under the Award (including any cash dividends made in respect of Performance Units). In addition, and in lieu of the foregoing, the Company reserves the right to satisfy any obligation to satisfy Withholding Taxes with respect to the Grantee’s receipt of the Award (and the settlement of Common Stock, cash or other property related thereto) from any other compensation or amount owing to such Grantee (in cash, Shares, other securities, other Awards or other property) or from a direct cash remittance from the Grantee.

Section 7. Change in Control. Upon the occurrence of a Change in Control (as defined in the Plan) prior to the vesting of a portion of the Performance Units awarded hereunder, the Compensation Committee, prior to consummation of such Change in Control, shall determine, based on the Company’s actual performance in respect of the Performance Measures related to the Performance Units for the period from the date of this Agreement through the date the Compensation Committee makes such determination, the number of Performance Units for which the forfeiture restrictions would be expected to lapse for the Performance Periods that are not yet completed at such time as the Committee makes its determination and the Grantee shall vest, immediately prior to the consummation of such Change in Control, in the greater of (i) such number of Performance Units as the Compensation Committee shall determine and (ii) the Target Amount of Performance Units for such Performance Periods as are not then completed. The Grantee shall be entitled to receive, immediately prior to the consummation of the Change in Control, in settlement of such Performance Units a like number of shares of the Company’s Common Stock, together with such number of shares of the Company’s Common Stock as are issuable to the Grantee in settlement of Performance Units earned by the Grantee for any Performance Periods that are at such time completed, without regard to whether the Grantee’s employment continued for any Required Employment Period or Pinnacle Bank’s NPA Ratio as of December 31, 2023 will be equal to or less than ___%.

Section 8. No Right to Continued Employment. This Agreement shall not be construed as giving the Grantee the right to be retained in the employ of the Company (or any Subsidiary or Affiliate of the Company), and the Company (or any Subsidiary or Affiliate of the Company) may at any time dismiss the Grantee from employment, free from any liability or any claim under the Plan or this Agreement.

Section 9. Governing Provisions. This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are also provisions of this Agreement. If there is a difference or conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will govern. By signing this Agreement, the Grantee confirms that he or she has received a copy of the Plan.

Section 10. Section 409A. Notwithstanding anything herein to the contrary, to the maximum extent permitted by applicable law, the compensation to be paid to the Grantee pursuant to this Agreement is intended to qualify as a “short-term deferral” pursuant to Section 1.409A-1(b)(4) of the Regulations, and this Agreement shall be interpreted consistently therewith. However, to the extent the payment of any compensation hereunder in connection with the Grantee’s termination of employment does not qualify for an exception from treatment as “deferred compensation” subject to Section 409A of the Code, then (a) such amount shall not be payable unless the Grantee’s termination of employment constitutes a “separation from service” within the meaning of Section 1.409A-1(h) of the Regulations and (b) if the Grantee is a “specified employee” at such time for purposes of Section 409A(a)(2)(B)(i) of the Code, then to the extent delayed payment of any portion of the Performance Units or shares of the Company’s Common Stock to which the Grantee is entitled under this Agreement is required in order to avoid a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code, such portion of the Performance Units or shares of the Company’s Common Stock shall not be paid to Grantee prior to the earlier of (x) the expiration of the six-month period measured from the date of the Grantee’s “separation from service” with the Company or (y) the date of the Grantee’s death. Upon the earlier of such dates, settlement of all Performance Units shall occur as otherwise provided in this Agreement. In the event compensation payable pursuant to this Agreement is otherwise determined to constitute “deferred compensation” within the meaning of Section 409A of the Code, this Agreement shall be interpreted and administered consistently with the terms thereof.

Section 11. Miscellaneous.

11.1 Entire Agreement. This Agreement and the Plan contain the entire understanding and agreement between the Company and the Grantee concerning the Performance Units and the shares of the Company’s Common Stock that may be issued pursuant to this Agreement, and supersede any prior or contemporaneous negotiations and understandings. The Company and the Grantee have made no promises, agreements, conditions or understandings relating to the Performance Units or the shares of the Company’s Common Stock that may be issued pursuant to this Agreement, either orally or in writing, that are not included in this Agreement or the Plan.

11.2 Captions. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement.

11.3 Counterparts. This Agreement may be executed in counterparts, each of which when signed by the Company and the Grantee will be deemed an original and all of which together will be deemed the same Agreement.

11.4 Compliance With Laws and Regulations. The award of Performance Units (and, if issued in settlement of Performance Units, shares of the Company’s Common Stock) evidenced hereby shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any governmental or regulatory agency as may be required.

11.5 Notice. Any notice or communication having to do with this Agreement must be given by personal delivery or by certified mail, return receipt requested, addressed, if to the Company, to the principal office of the Company, and, if to the Grantee, to the Grantee's last known address provided by the Grantee to the Company.

11.6 Amendment. This Agreement may be amended by the Company, provided that unless the Grantee consents in writing, the Company cannot amend this Agreement if the amendment will materially change or impair the Grantee's rights under this Agreement and such change is not to the Grantee's benefit.

11.7 Successors and Assignment. Each and all of the provisions of this Agreement are binding upon and inure to the benefit of the Company and the Grantee and their heirs, successors, and assigns. However, the Performance Units may not be assigned or transferred except as otherwise set forth in this Agreement or the Plan.

11.8 Governing Law. This Agreement shall be governed and construed exclusively in accordance with the laws of the State of Tennessee applicable to agreements to be performed in the State of Tennessee.

[Signature page to follow.]

IN WITNESS WHEREOF, the Company and the Grantee have executed this Agreement to be effective as of ________ __, 2019.

PINNACLE FINANCIAL PARTNERS, INC.:

By:_____________________________________
Name: Hugh M. Queener
Title: Chief Administrative Officer and Corporate Secretary

GRANTEE:

By:_______________________________
Name:

EXHIBIT A

Performance Measures

Award Tied to Fiscal 2019 Performance. Should the Company’s Return on Average Tangible Assets for the fiscal year ended December 31, 2019 (“Fiscal 2019”) be less than [___]% (the “Fiscal 2019 Threshold Amount of ROATA”), then one-third of the Performance Units awarded under the Agreement shall be forfeited as of the earlier of the date that the Company’s Annual Report on Form 10-K for Fiscal 2019 is filed with the Securities and Exchange Commission (the “SEC”) or such other regulatory body or agency as such Annual Report shall be required to be filed or the last date that such Form 10-K could be timely filed with the SEC or such other regulatory body or agency, in either case, if the Company is then required to file such reports or, if the Company is not then required to file such reports, the date by which such Annual Report would have been required to be filed with the SEC or such other regulatory body or agency on a timely basis if the Company was at such time still required to file such reports, and no shares of the Common Stock shall be issued to the Grantee in regards to the portion of the Performance Units granted hereunder related to the Company’s Fiscal 2019 Performance Period.

Should the Company’s Return on Average Tangible Assets for Fiscal 2019 equal [___]% (the “Fiscal 2019 Target Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee, one-third of the Target Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

Should the Company’s Return on Average Tangible Assets for Fiscal 2019 be equal to or greater than [___]% (the “Fiscal 2019 Maximum Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee one-third of the Maximum Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

In the event that the Company’s Return on Average Tangible Assets for the Fiscal 2019 Performance Period is between the Fiscal 2019 Threshold Amount of ROATA and the Fiscal 2019 Target Amount of ROATA or between the Fiscal 2019 Target Amount of ROATA and the Fiscal 2019 Maximum Amount of ROATA, straight line interpolation, rounded up to the next whole share of Common Stock, will be used to determine the number of Performance Units that shall vest and, subject to Grantee’s satisfying the Required Employment Period, be settled in shares of the Company’s Common Stock in accordance with, and subject to, Section 1(b) of the Agreement based on the Fiscal 2019 Performance Period.

Award Tied to Fiscal 2020 Performance. Should the Company’s Return on Average Tangible Assets for the fiscal year ended December 31, 2020 (“Fiscal 2020”) be less than [___]% (the “Fiscal 2020 Threshold Amount of ROATA”), then one-third of the Performance Units awarded under the Agreement shall be forfeited as of the earlier of the date that the Company’s Annual Report on Form 10-K for Fiscal 2020 is filed with the SEC or such other regulatory body or agency as such Annual Report shall be required to be filed or the last date that such Form 10-K could be timely filed with the SEC or such other regulatory body or agency, in either case, if the Company is then required to file such reports or, if the Company is not then required to file such reports, the date by which such Annual Report would have been required to be filed with the SEC or such other regulatory body or agency on a timely basis if the Company was at such time still required to file such reports, and no shares of the Common Stock shall be issued to the Grantee in regards to the portion of the Performance Units granted hereunder related to the Company’s Fiscal 2020 Performance Period.

Should the Company’s Return on Average Tangible Assets for Fiscal 2020 equal [___]% (the “Fiscal 2020 Target Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee, one-third of the Target Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

Should the Company’s Return on Average Tangible Assets for Fiscal 2020 be equal to or greater than [___]% (the “Fiscal 2020 Maximum Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee one-third of the Maximum Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

In the event that the Company’s Return on Average Tangible Assets for the Fiscal 2020 Performance Period is between the Fiscal 2020 Threshold Amount of ROATA and the Fiscal 2020 Target Amount of ROATA or between the Fiscal 2020 Target Amount of ROATA and the Fiscal 2020 Maximum Amount of ROATA, straight line interpolation, rounded up to the next whole share of Common Stock, will be used to determine the number of Performance Units that shall vest and, subject to Grantee’s satisfying the Required Employment Period, be settled in shares of the Company’s Common Stock in accordance with, and subject to, Section 1(b) of the Agreement based on the Fiscal 2020 Performance Period.

Award Tied to Fiscal 2021 Performance. Should the Company’s Return on Average Tangible Assets for the fiscal year ended December 31, 2021 (“Fiscal 2021”) be less than [___]% (the “Fiscal 2021 Threshold Amount of ROATA”), then one-third of the Performance Units awarded under the Agreement shall be forfeited as of the earlier of the date that the Company’s Annual Report on Form 10-K for Fiscal 2021 is filed with the SEC or such other regulatory body or agency as such Annual Report shall be required to be filed or the last date that such Form 10-K could be timely filed with the SEC or such other regulatory body or agency, in either case, if the Company is then required to file such reports or, if the Company is not then required to file such reports, the date by which such Annual Report would have been required to be filed with the SEC or such other regulatory body or agency on a timely basis if the Company was at such time still required to file such reports, and no shares of the Common Stock shall be issued to the Grantee in regards to the portion of the Performance Units granted hereunder related to the Company’s Fiscal 2021 Performance Period.

Should the Company’s Return on Average Tangible Assets for Fiscal 2021 equal [___]% (the “Fiscal 2021 Target Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee, one-third of the Target Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

Should the Company’s Return on Average Tangible Assets for Fiscal 2021 be equal to or greater than [___]% (the “Fiscal 2021 Maximum Amount of ROATA”) then so long as the Required Employment Period applicable thereto is met by the Grantee one-third of the Maximum Amount of Performance Units shall be settled by the issuance to the Grantee of one share of the Company’s Common Stock for each such vested Performance Unit (less any shares withheld pursuant to Section 6 of the Agreement, if any) in accordance with, and subject to, Section 1(b) of the Agreement.

In the event that the Company’s Return on Average Tangible Assets for the Fiscal 2021 Performance Period is between the Fiscal 2021 Threshold Amount of ROATA and the Fiscal 2021 Target Amount of ROATA or between the Fiscal 2021 Target Amount of ROATA and the Fiscal 2021 Maximum Amount of ROATA, straight line interpolation, rounded up to the next whole share of Common Stock, will be used to determine the number of Performance Units that shall vest and, subject to Grantee’s satisfying the Required Employment Period, be settled in shares of the Company’s Common Stock in accordance with, and subject to, Section 1(b) of the Agreement based on the Fiscal 2021 Performance Period.

Return on Average Tangible Assets. For purposes of this Exhibit A, “Return on Average Tangible Assets” means the quotient, expressed as a percentage rounded to two decimal points, of (I) the Company’s net income for the applicable Performance Period as reported in the Company’s audited financial statements for the applicable Performance Period divided by (II) the Company’s average tangible assets for the applicable Performance Period as reflected in the Company’s Annual Report on Form 10-K (if the Company is required to file such Annual Report) for the applicable Performance Period, or such other financial report as the Company shall prepare if not required to file an Annual Report on Form 10-K, as adjusted to eliminate the effects of the following: (a) gains or losses on the sale of a business or a business segment, (b) gains or losses on the extinguishment of debt or the sale of investment securities, (c) asset or investment impairment charges (other than those related to the Company’s loan portfolio in the ordinary course of business), (d) restructuring charges, (e) changes in law or accounting principles, (f) any other expenses or losses resulting from significant, unusual and/or nonrecurring events and (g) events either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, in each case as and if determined in good faith by the Compensation Committee. Moreover, and without limiting the foregoing, Return on Average Tangible Assets shall be adjusted to exclude the effects of any costs or expenses associated with any merger or acquisition affecting the Company or any of its Subsidiaries or any other corporate transaction affecting the shares of the Company’s Common Stock as described in Section 4.2 of the Plan.

NPA Ratio. When calculating the NPA Ratio for purposes of the Agreement, in the event that the Company or a subsidiary of the Company acquires a finance company, financial institution or a holding company of a financial institution or a branch office thereof, by way of merger or otherwise, or in the event the Company or a subsidiary of the Company shall acquire in an arms-length purchase from a third party any low-quality asset, such acquired non-performing assets or purchased low-quality assets shall be excluded from the calculation of the NPA Ratio.

Statement on Section 162(m) of the Code. For the avoidance of doubt, this Award need not be administered consistent with the “qualified performance-based compensation” rules of Section 162(m) of the Code, as in effect prior to January 1, 2018.